UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 3, 2007

National Patent Development Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-50587	13-4005439
(Commission File Number)	(IRS Employer Identification No.)

10 East 40th Street, Suite 3110, New York, NY	10016
(Address of Principal Executive Offices)	(Zip Code)

 (646) 742-1600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 4.02         Non-Reliance on Previously Issued Financial Statements.

On April 3, 2007, management of the Company concluded that the Company’s consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the three-month period ended March 31, 2006, the three- and six-month periods ended June 30, 2006 and the three- and nine-month periods ended September 30, 2006 (the “Previously Issued Quarterly Financial Statements”) filed with the Securities and Exchange Commission (the “SEC”) should no longer be relied upon and that the Previously Issued Quarterly Financial Statements should be restated to conform to generally accepted accounting principles. The Company included a schedule of the effect of the restatement on quarterly data in the Notes to Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on April 3, 2007 (the “2006 Form 10-K”).

As stated in Note 20 to the Company’s Consolidated Financial Statements included in the 2006 Form 10-K, in the fourth quarter of 2006, the Company charged Investment and other income (loss), and credited Accumulated other comprehensive income, $180,000, representing unrealized gain for the period from January 1, 2006 through September 30, 2006 on shares of Valera common stock owned by the Company and classified as available for sale, which unrealized gain is payable to related parties (as discussed in Note 4 to the Company’s consolidated financial statements included in the 2006 Form 10-K). Quarterly financial data for the first three quarters of 2006 have been restated by increasing (decreasing) net loss and net loss per share as follows:

(Unaudited)	Three months ended
	March 31,	June 30,	September 30,
(in thousands, except per share data)	2006	2006	2006

Net loss (decrease)	$271	$(12)	$(79)

Net loss per share	$(.01)	$-	$-

As a result, the Company will restate the Previously Issued Quarterly Financial Statements for the periods ended March 31, 2006, June 30, 2006 and September 30, 2006 and will file with the SEC amendments on Form 10-Q/A for each such quarterly period. The Company intends to file the Form 10-Q/A for the period ended March 31, 2006 on or before May 15, 2007 and the Forms 10-Q/A for the periods ended June 30, 2006 and September 30, 2006, respectively, on or before June 1, 2007.

Management has discussed the matters disclosed in this Form 8-K with Eisner LLP, the Company’s independent registered public accountants.

Management has determined that, as a result of the restatement of the financial statements for the above-mentioned periods, a weakness in the Company’s disclosure controls and procedures existed as of the end of each of such periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PATENT DEVELOPMENT
CORPORATION

Date: April 27, 2007	By:	/s/ JOHN C. BELKNAP
Name: John C. Belknap
Title: Vice President